UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2017

AMETEK, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12981	14-1682544
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Cassatt Road, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-647-2121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of AMETEK, Inc. (the “Company”) was held on May 9, 2017. The following matters were voted on at the Annual Meeting and received the number of votes indicated:

1)	Election of Directors. The following nominees were elected to the Board of Directors for a term expiring in 2020:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Thomas A. Amato	191,443,448	511,852	203,580	12,160,335
Anthony J. Conti	188,535,472	1,564,173	2,059,235	12,160,335
Frank S. Hermance	184,026,741	7,967,911	164,228	12,160,335
Gretchen W. McClain	188,612,653	1,478,922	2,067,305	12,160,335

Of the remaining six Board members, James R. Malone, Elizabeth R. Varet and Dennis K. Williams terms expire in 2018 and Ruby R. Chandy, Steven W. Kohlhagen and David A. Zapico terms expire in 2019.

2)	Advisory Approval of the Company’s Executive Compensation. The Stockholders approved, on an advisory (non-binding) basis, the compensation of certain executive officers. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
182,807,729	8,184,855	1,166,296	12,160,335

3)	Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation. The Stockholders approved, on an advisory (non-binding) basis, the frequency of an advisory (non-binding) vote on executive compensation. The result of the vote was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
174,530,303	1,950,638	14,697,253	980,686	12,160,335

Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

4)	Ratification of Appointment of Independent Registered Public Accounting Firm. The Stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the year ending December 31, 2017. The result of the vote was as follows:

Votes For	Votes Against	Abstain
199,357,992	4,591,805	369,418

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

May 10, 2017	By:	/s/ Thomas M. Montgomery

Name: Thomas M. Montgomery
Title: Senior Vice President - Comptroller